SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    PURSUANT TO SECTION 13 OR 15(D) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

      Date of Report (Date of earliest event reported). March 15, 2001.

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                                INNOVO GROUP INC.

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             (Exact name of registrant as specified in its charter)




         Delaware               	          5199				                11-2928178
(State or other Jurisdiction   (Primary Standard Industrial      (IRS Employer
    of incorporation)           Classification Code Number)  Identification No.)



                             2633 Kingston Pike, Suite 100
                                 Knoxville, TN  37919

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              (Address of principal executive offices) (Zip Code)

        Registrant's telephone number, including area code: (865) 546-1110

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)



Item 8.   Change in Fiscal Year

On March 1, 2001, the Company's Board of Directors by way of unanimous consent approved the change of the Company's year-end to a 52-53 week basis ending on the Saturday nearest to November 30. In connection with the change the company will utilize a 4/4/5 calendar for quarterly reporting with the first quarter of fiscal 2001 ending on March 3, 2001.


                                 SIGNATURE

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                         INNOVO GROUP INC.


         Dated: March 15, 2001	           By: /s/ Jay Furrow
                                             ---------------
                                             Name: Jay Furrow
                                             Title:   President and Acting Chief
                                                      Financial Officer